[GRAPHIC]


                                                 Semiannual Report June 30, 2001


Oppenheimer

International Growth Fund/VA

A Series of Panorama Series Fund, Inc.


                                               [LOGO]    Oppenheimer Funds(R)
                                                         The Right Way to Invest

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Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA
--------------------------------------------------------------------------------


================================================================================

Objective

Panorama Series Fund, Inc.--Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing primarily in equity securities of companies worldwide whose primary stock market is located outside the United States.

================================================================================

Narrative by George Evans, Portfolio Manager

For the six-month period ended June 30, 2001, the Fund's absolute performance reflected a volatile period for international markets. Although our short-term returns did not live up to our expectations, as long-term investors, we remained focused on finding solid companies in good businesses at attractive prices. Please note that stocks fluctuate in price, and may experience significant short-term volatility at times.

     For the most part, volatility was a by-product of the severe slowdown in U.S. economic growth. Sharp declines in capital spending and consumer confidence as well as rising unemployment and numerous profit warnings sent many nervous investors to the sidelines. Prolonged and often harsh declines in technology, telecommunications and media stocks--sectors typically driven by global factors rather than regional conditions--ultimately spread to markets around the world. Although U.S. Federal Reserve Chairman Alan Greenspan moved aggressively to reinvigorate the sagging economy, cutting interest rates five times between January and May, there was little evidence at period-end that the desired effect had yet been achieved.

     By contrast, the economic outlook overseas was marginally brighter. In Europe, ongoing tax reform, pension privatization and declining interest rates spurred healthy increases in economic growth and consumer confidence. Furthermore, Europe was generally spared from the effects of U.S. economic pressures because its trade with the United States is relatively limited. At the same time, European companies that export overseas capitalized on weakness in the euro--the common currency of the European Monetary Union--which provided a cost advantage for their goods. Weaker currencies, however, proved to be a mixed blessing. Worldwide credit concerns prompted a flight tothe perceived safety of securities denominated in U.S. dollars, holding back returns of many foreign companies.

     In other parts of the world, the election of Prime Minister Junichiro Koizumi raised investors' hopes that Japan would implement needed structural reforms to lift the nation out of its protracted economic malaise. The rest of Asia, most notably Taiwan, Korea and Singapore, performed reasonably well despite concerns that their technology-centered economies could be at the mercy of declining U.S. demand. Latin American markets, particularly Mexico and Brazil, benefited from lower U.S. interest rates, although Argentina remained mired in a long-term recession.

     In this uncertain environment, we continued to focus on individual companies that, in our view, stand to profit from one or more key worldwide growth trends. These far-reaching themes--mass affluence, new technologies, restructuring and aging populations--define core areas of investment opportunity and provide research focus. Using them as a starting point, we employ rigorous fundamental analysis to uncover attractively valued companies with accelerating earnings and cash flow.

Having said that, the past six months afforded us a number of opportunities to purchase what we consider to be fundamentally strong companies at very reasonable prices. The new technologies theme in particular presented an interesting example. One area that generated much optimism was video game software. We believe the launch of a new generation of game consoles--which could result in substantial sales over the next five years--will bolster the long-range prospects for the game software business. Over the six-month period, our game software holdings performed well.


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


2                   Oppenheimer International Growth Fund/VA

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Panorama Series Fund,Inc.--Oppenheimer International Growth Fund/VA
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================================================================================

In addition, Brazil's Empresa Brasileira de Aeronautica SA (Embraer), a leading regional jet manufacturer representative of our mass affluence theme, was rewarded for its track record of robust sales and profit growth. As for detractors, Japan-based Toshiba Corp., a global leader in laptop computers and electronic components, suffered from near-term weakness in the technology sector. However, we remain confident in the company's restructuring efforts, which are shifting its focus from industrial products to information technology products.(1)

     As we look forward to the second half of 2001, although the lower interest rate environment may provide a boost for the global economy, volatility continues to be a factor in international markets. Therefore, we remain committed to our stock-by-stock approach and believe the Fund is well positioned for the long term. Focusing on powerful worldwide growth trends, and the companies poised to benefit from these trends makes Oppenheimer International Growth Fund/VA an important part of The Right Way to Invest.


(1) The Fund's portfolio is subject to change. The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.


                    Oppenheimer International Growth Fund/VA                   3

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--------------------------------------------------------------------------------
Statement of Investments  June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                                    Market Value
                                                     Shares         See Note 1
================================================================================
Common Stocks--94.8%
--------------------------------------------------------------------------------
Capital Goods--25.5%
--------------------------------------------------------------------------------
Aerospace/Defense--4.7%
Empresa Brasileira de Aeronautica SA (Embraer),
Preference                                               594,000    $  5,830,691
--------------------------------------------------------------------------------
Electrical Equipment--7.0%
Halma plc                                              1,027,000       2,250,044
--------------------------------------------------------------------------------
Invensys plc                                             998,500       1,895,792
--------------------------------------------------------------------------------
Toshiba Corp.                                            839,000       4,433,138
                                                                    ------------
                                                                       8,578,974
--------------------------------------------------------------------------------
Industrial Services--6.8%
3i Group plc                                              75,700       1,134,911
--------------------------------------------------------------------------------
BTG plc                                                   92,800       1,527,013
--------------------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd.                         58,712       1,385,973
--------------------------------------------------------------------------------
ICTS International NV(1)                                  40,100         302,755
--------------------------------------------------------------------------------
Koninklijke Boskalis Westminster NV                      149,600       4,021,181
                                                                    ------------
                                                                       8,371,833
--------------------------------------------------------------------------------
Manufacturing--7.0%
Alstom                                                    81,300       2,261,707
--------------------------------------------------------------------------------
Compagnie Financiere Richemont AG, A Units                   185         473,435
--------------------------------------------------------------------------------
FKI plc                                                  339,613       1,342,145
--------------------------------------------------------------------------------
GSI Lumonics, Inc.(1)                                    147,800       1,367,150
--------------------------------------------------------------------------------
Jenoptik AG                                              121,000       2,673,648
--------------------------------------------------------------------------------
Nexans SA(1)                                              22,600         545,295
                                                                    ------------
                                                                       8,663,380
--------------------------------------------------------------------------------
Communication Services--1.9%
--------------------------------------------------------------------------------
Telecommunications: Long Distance--0.6%
Videsh Sanchar Nigam Ltd., Sponsored ADR                  52,501         703,513
--------------------------------------------------------------------------------
Telephone Utilities--1.3%
Tele Norte Leste Participacoes SA (Telemar)          109,719,327       1,425,235
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA (Telemar),
Preference                                            12,846,378         196,909
                                                                    ------------
                                                                       1,622,144
--------------------------------------------------------------------------------
Consumer Cyclicals--10.7%
--------------------------------------------------------------------------------
Autos & Housing--1.8%
Aucnet, Inc.                                              26,500         494,007
--------------------------------------------------------------------------------
Ducati Motor Holding SpA(1)                              400,000         599,393
--------------------------------------------------------------------------------
Porsche AG, Preferred                                      1,466         521,269
--------------------------------------------------------------------------------
Solidere, GDR(1)(2)                                      100,000         537,500
                                                                    ------------
                                                                       2,152,169
--------------------------------------------------------------------------------
Consumer Services--0.9%
Prosegur Compania de Seguridad SA                         87,400       1,128,391
--------------------------------------------------------------------------------
Media--4.6%
Reed International plc                                   285,000       2,525,191
--------------------------------------------------------------------------------
Wolters Kluwer NV                                        116,521       3,132,032
                                                                    ------------
                                                                       5,657,223


4                   Oppenheimer International Growth Fund/VA

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--------------------------------------------------------------------------------
Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                                   Market Value
                                                    Shares         See Note 1
-------------------------------------------------------------------------------
Retail: Specialty--3.4%
Boots Co. plc                                           195,400    $  1,651,611
-------------------------------------------------------------------------------
UBI Soft Entertainment SA(1)                             74,800       2,539,993
                                                                   ------------
                                                                      4,191,604
-------------------------------------------------------------------------------
Consumer Staples--9.8%
-------------------------------------------------------------------------------
Broadcasting--2.5%
Grupo Televisa SA, Sponsored GDR(1)                      36,000       1,440,360
-------------------------------------------------------------------------------
LG Home Shopping, Inc.                                   38,849       1,613,107
                                                                   ------------
                                                                      3,053,467
-------------------------------------------------------------------------------
Entertainment--5.5%
Infogrames Entertainment SA(1)                          172,500       2,745,524
-------------------------------------------------------------------------------
Nintendo Co. Ltd.                                        14,900       2,711,915
-------------------------------------------------------------------------------
Sega Corp.(1)                                            71,000       1,258,098
                                                                   ------------
                                                                      6,715,537
-------------------------------------------------------------------------------
Household Goods--1.8%
Wella AG, Preference, Non-Vtg                            45,000       2,186,768
-------------------------------------------------------------------------------
Energy--5.7%
-------------------------------------------------------------------------------
Energy Services--3.9%
Coflexip SA, Sponsored ADR                               27,500       2,075,537
-------------------------------------------------------------------------------
Expro International Group plc                           167,500       1,389,875
-------------------------------------------------------------------------------
Innogy Holdings plc                                     442,300       1,356,071
                                                                   ------------
                                                                      4,821,483
-------------------------------------------------------------------------------
Oil: International--1.8%
Anderson Exploration Ltd.(1)                             53,000       1,070,407
-------------------------------------------------------------------------------
Canadian Hunter Exploration Ltd.(1)                      44,000       1,072,746
                                                                   ------------
                                                                      2,143,153
-------------------------------------------------------------------------------
Financial--8.0%
-------------------------------------------------------------------------------
Banks--2.4%
Julius Baer Holding AG, Cl. B                               300       1,154,103
-------------------------------------------------------------------------------
Uniao de Bancos Brasileiros SA (Unibanco),
Sponsored GDR                                            70,000       1,781,500
                                                                   ------------
                                                                      2,935,603
-------------------------------------------------------------------------------
Diversified Financial--4.7%
Collins Stewart Ltd.                                    179,500         830,557
-------------------------------------------------------------------------------
Espirito Santo Financial Group, ADR                      70,000       1,274,000
-------------------------------------------------------------------------------
ICICI Ltd., Sponsored ADR                               103,900         955,880
-------------------------------------------------------------------------------
Van der Moolen Holding NV                               105,300       2,754,642
                                                                   ------------
                                                                      5,815,079
-------------------------------------------------------------------------------
Insurance--0.9%
Axa SA(1)                                                40,000       1,139,524


                    Oppenheimer International Growth Fund/VA                   5

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                                    Market Value
                                                     Shares         See Note 1
--------------------------------------------------------------------------------
Healthcare--18.2%
--------------------------------------------------------------------------------
Healthcare/Drugs--9.7%
Biocompatibles International plc(1)                      334,000    $  1,302,348
--------------------------------------------------------------------------------
Cambridge Antibody Technology Group plc(1)                26,600         775,140
--------------------------------------------------------------------------------
Card-Guard Scientific Survival Ltd.(1)                    17,600         979,138
--------------------------------------------------------------------------------
Elan Corp. plc, ADR(1)                                    60,000       3,660,000
--------------------------------------------------------------------------------
Genset SA, Sponsored ADR(1)                               60,000         219,000
--------------------------------------------------------------------------------
NeuroSearch AS(1)                                         23,700         595,599
--------------------------------------------------------------------------------
Nicox SA(1)                                               29,300       1,686,766
--------------------------------------------------------------------------------
Oxford GlycoSciences plc(1)                               56,294         900,184
--------------------------------------------------------------------------------
Pliva d.d., GDR(2)                                       164,700       1,828,170
                                                                    ------------
                                                                      11,946,345
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--8.5%
Fresenius AG, Preference                                  14,000       1,326,876
--------------------------------------------------------------------------------
Novogen Ltd.(1)                                          962,000       1,080,231
--------------------------------------------------------------------------------
Ortivus AB, B Shares(1)                                  306,500         788,395
--------------------------------------------------------------------------------
PowderJect Pharmaceuticals plc(1)                        317,700       2,091,086
--------------------------------------------------------------------------------
SkyePharma plc(1)                                      1,906,200       2,184,917
--------------------------------------------------------------------------------
SSL International plc                                    418,600       2,943,595
                                                                    ------------
                                                                      10,415,100
--------------------------------------------------------------------------------
Technology--13.8%
--------------------------------------------------------------------------------
Computer Hardware--0.9%
Oberthur Card Systems SA(1)                              132,600       1,150,656
--------------------------------------------------------------------------------
Computer Services--3.3%
Computer Services Solutions Holding NV                    80,901         921,201
--------------------------------------------------------------------------------
Magnus Holding NV                                        172,158         335,223
--------------------------------------------------------------------------------
Redbus Interhouse plc(1)                                 222,300         214,160
--------------------------------------------------------------------------------
Ushio, Inc.                                              187,000       2,565,403
                                                                    ------------
                                                                       4,035,987
--------------------------------------------------------------------------------
Computer Software--4.7%
Capcom Co. Ltd.                                           48,000       1,662,604
--------------------------------------------------------------------------------
Eidos plc(1)                                             234,300         813,913
--------------------------------------------------------------------------------
Koei Co. Ltd.                                             24,960         824,529
--------------------------------------------------------------------------------
Konami Co. Ltd.                                           38,000       1,733,643
--------------------------------------------------------------------------------
Unit 4 Agresso NV(1)                                      60,800         769,526
                                                                    ------------
                                                                       5,804,215
--------------------------------------------------------------------------------
Electronics--4.9%
ASM International NV(1)                                   41,200         817,820
--------------------------------------------------------------------------------
Hamamatsu Photonics K.K                                   68,000       2,126,363
--------------------------------------------------------------------------------
Hoya Corp.                                                32,000       2,026,940
--------------------------------------------------------------------------------
Sony Corp.                                                16,757       1,101,727
                                                                    ------------
                                                                       6,072,850


6                    Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------


                                                                                    Market Value
                                                                     Shares         See Note 1
------------------------------------------------------------------------------------------------
Utilities--1.2%
------------------------------------------------------------------------------------------------
Electric Utilities--1.2%
Nordex AG(1)                                                             181,900    $  1,509,166
                                                                                    ------------
Total Common Stocks (Cost $127,079,750)                                             $116,644,855
================================================================================================
Preferred Stocks--0.6%
------------------------------------------------------------------------------------------------
Fresenius Medical Care AG, Preferred (Cost $724,868)                      14,900        753,076

                                                                     Units
================================================================================================
Rights, Warrants and Certificates--0.1%
------------------------------------------------------------------------------------------------
Eidos plc Rts., Exp. 7/11/01 (Cost $0)                                    78,098          97,755

                                                                     Principal
                                                                     Amount
================================================================================================
Short-Term Notes--0.2%
------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 3.94%, 7/2/01 (Cost $199,978)                $   200,000         199,978
================================================================================================
Repurchase Agreements--4.4%
------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 3.95%,
dated 6/29/01, to be repurchased at $5,481,804 on 7/2/01,
collateralized by U.S. Treasury Bonds, 8.125%-8.875%,
2/15/19-8/15/19, with a value of $5,596,658 (Cost $5,480,000)          5,480,000       5,480,000
------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $133,484,596)                            100.1%    123,175,664
------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                       (0.1)        (99,232)
                                                                     ------------   ------------
Net Assets                                                                 100.0%   $123,076,432
                                                                     ============   ============


(1) Non-income-producing security.

(2) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $2,365,670 or 1.92% of the Fund's net assets as of June 30, 2001.


                    Oppenheimer International Growth Fund/VA                   7

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:


Geographic Diversification                             Market Value     Percent
--------------------------------------------------------------------------------
Great Britain                                          $ 27,226,308      22.2%
Japan                                                    20,938,367      17.0
France                                                   14,364,002      11.7
The Netherlands                                          13,054,379      10.6
Brazil                                                    9,234,335       7.5
Germany                                                   8,970,802       7.3
United States                                             5,679,978       4.6
Ireland                                                   3,660,000       3.0
Canada                                                    3,510,304       2.8
Korea, Republic of (South)                                2,999,081       2.4
Croatia                                                   1,828,170       1.5
India                                                     1,659,393       1.3
Switzerland                                               1,627,538       1.3
Mexico                                                    1,440,360       1.2
Portugal                                                  1,274,000       1.0
Spain                                                     1,128,391       0.9
Australia                                                 1,080,231       0.9
Israel                                                      979,138       0.8
Sweden                                                      788,395       0.6
Italy                                                       599,393       0.5
Denmark                                                     595,599       0.5
Lebanon                                                     537,500       0.4
                                                       ------------     ------
Total                                                  $123,175,664     100.0%
                                                       ============     ======

See accompanying Notes to Financial Statements.


8                   Oppenheimer International Growth Fund/VA

-------------------------------------------------------------------------------
Statement of Assets and Liabilities June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


===============================================================================
Assets
Investments, at value (cost $133,484,596)--
see accompanying statement                                         $123,175,664
-------------------------------------------------------------------------------
Cash                                                                     29,285
-------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                     7,084
-------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                      1,629,379
Interest and dividends                                                  393,746
Shares of capital stock sold                                             54,983
Other                                                                     1,274
                                                                   ------------
Total assets                                                        125,291,415
===============================================================================
Liabilities
Unrealized depreciation on foreign currency contracts                       617
-------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                      2,162,021
Shareholder reports                                                       5,280
Directors' compensation                                                       7
Distribution and service plan fees                                            1
Other                                                                    47,057
                                                                   ------------
Total liabilities                                                     2,214,983
===============================================================================
Net Assets                                                         $123,076,432
                                                                   ============
===============================================================================
Composition of Net Assets
Par value of shares of capital stock                               $     97,777
-------------------------------------------------------------------------------
Additional paid-in capital                                          142,543,350
-------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                   517,728
-------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                        (9,763,399)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments
and translation of assets and liabilities
denominated in foreign currencies                                   (10,319,024)
                                                                   ------------
Net Assets                                                         $123,076,432
                                                                   ============
===============================================================================
Net Asset Value Per Share
Non-service shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $123,066,768 and 97,769,714
shares of capital stock outstanding)                               $       1.26
--------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering
price per share (based on net assets of $9,664 and 7,661
shares of capital stock outstanding)                               $       1.26

See accompanying Notes to Financial Statements.


                    Oppenheimer International Growth Fund/VA                   9

-------------------------------------------------------------------------------
Statement of Operations For the Six Months Ended June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------


===============================================================================
Investment Income
Dividends (net of foreign withholding taxes of $122,081)           $  1,168,752
-------------------------------------------------------------------------------
Interest                                                                 45,057
                                                                   ------------
Total income                                                          1,213,809
===============================================================================
Expenses
Management fees                                                         661,218
-------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                1
-------------------------------------------------------------------------------
Custodian fees and expenses                                               4,605
-------------------------------------------------------------------------------
Shareholder reports                                                       3,295
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                             2,323
-------------------------------------------------------------------------------
Other                                                                    15,510
                                                                   ------------
Total expenses                                                          686,952
Less reduction to custodian expenses                                       (468)
                                                                   ------------
Net expenses                                                            686,484
===============================================================================
Net Investment Income                                                   527,325
===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                          (3,398,526)
Foreign currency transactions                                        (3,191,793)
                                                                   ------------
Net realized gain (loss)                                             (6,590,319)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                          (2,494,156)
Translation of assets and liabilities denominated in
foreign currencies                                                   (6,319,942)
                                                                   ------------
Net change                                                           (8,814,098)
                                                                   ------------
Net realized and unrealized gain (loss)                             (15,404,417)
===============================================================================
Net Decrease in Net Assets Resulting from Operations               $(14,877,092)
                                                                   ============

See accompanying Notes to Financial Statements.


10                  Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                     Six Months
                                                                     Ended            Year Ended
                                                                     June 30, 2001    December 31,
                                                                     (Unaudited)      2000
==================================================================================================
Operations
Net investment income (loss)                                         $    527,325     $    388,805
--------------------------------------------------------------------------------------------------
Net realized gain (loss)                                               (6,590,319)      29,533,847
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                   (8,814,098)     (45,921,739)
                                                                     -------------    ------------
Net increase (decrease) in net assets resulting from operations       (14,877,092)     (15,999,087)
==================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                         (2,436)      (1,797,509)
Service shares                                                                 --               --
--------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                    (23,429,756)     (28,230,274)
Service shares                                                                 --               --
==================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from
capital stock transactions:
Non-Service shares                                                     16,474,659       43,582,904
Service shares                                                             10,032               --
==================================================================================================
Net Assets
Total decrease                                                        (21,824,593)      (2,443,966)
--------------------------------------------------------------------------------------------------
Beginning of period                                                   144,901,025      147,344,991
                                                                     -------------    ------------
End of period [including undistributed (overdistributed)
net investment income of $517,728 and $(7,161), respectively]        $123,076,432     $144,901,025
                                                                     =============    ============

See accompanying Notes to Financial Statements.


                    Oppenheimer International Growth Fund/VA                  11

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                  Six Months
                                                  Ended June 30,
                                                  2001           Year Ended December 31,
Non-Service shares                                (Unaudited)    2000           1999          1998         1997         1996(1)
===============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $1.74          $2.30          $1.57         $1.36       $1.29        $1.15
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .01             --(2)          --(2)        .01         .01          .02
Net realized and unrealized gain (loss)               (.20)          (.11)           .77           .25         .09          .13
-------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations        (.19)          (.11)           .77           .26         .10          .15
-------------------------------------------------------------------------------------------------------------------------------

Dividends and/or distributions to shareholders:
Dividends from net investment income                    --(2)        (.03)          (.01)         (.01)       (.01)        (.01)
Distributions from net realized gain                  (.29)          (.42)          (.03)         (.04)       (.02)          --
-------------------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.29)          (.45)          (.04)         (.05)       (.03)        (.01)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $1.26          $1.74          $2.30         $1.57       $1.36        $1.29
                                                     =====          =====          =====         =====       =====        =====
===============================================================================================================================
Total Return, at Net Asset Value(3)                 (10.87)%        (9.43)%        50.37%        19.40%       8.11%       13.26%
===============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $123,067       $144,901       $147,345      $103,404     $82,257      $62,585
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $133,218       $162,028       $107,403      $ 94,651     $73,318      $56,893
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                 0.80%          0.24%          0.17%         0.68%       0.72%        0.76%
Expenses                                              1.04%          1.17%          1.08%         1.09%(5)    1.12%(5)     1.21%(5)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 23%            72%           127%           48%         49%          54%


(1) On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

(2) Less than $0.005 per share.

(3) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

(4) Annualized for periods of less than one full year.

(5) Expense ratio reflects the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


12                  Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------


                                                                Period Ended
                                                                June 30, 2001(1)
Service shares                                                  (Unaudited)
================================================================================
Per Share Operating Data
Net asset value, beginning of period                            $1.22
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                              --(2)
Net realized and unrealized gain (loss)                           .04
--------------------------------------------------------------------------------
Total income (loss) from investment operations                    .04
--------------------------------------------------------------------------------

Dividends and/or distributions to shareholders:
Dividends from net investment income                               --
Distributions from net realized gain                               --
--------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders               --
--------------------------------------------------------------------------------
Net asset value, end of period                                  $1.26
                                                                =====
================================================================================
Total Return, at Net Asset Value(3)                              3.28%
================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                        $  10
--------------------------------------------------------------------------------
Average net assets (in thousands)                               $   3
--------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                            1.94%
Expenses                                                         1.16%
--------------------------------------------------------------------------------
Portfolio turnover rate                                            23%


1. For the period from March 19, 2001 (inception of offering) to June 30, 2001.

2. Less than $0.005 per share.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                    Oppenheimer International Growth Fund/VA                  13

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------


================================================================================

1. Significant Accounting Policies

Oppenheimer International Growth Fund/VA (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing under normal circumstances, at least 90% of its assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.

     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan.

--------------------------------------------------------------------------------

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

     As of June 30, 2001, the Fund had available for federal income tax purposes an estimated unused capital loss carryover of $9,816,734. This estimated capital loss carryover represents losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.


14                  Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================

1. Significant Accounting Policies (continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================

2. Shares of Capital Stock

The Fund has authorized 160 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                 Six Months Ended June 30, 2001(1)    Year Ended December 31, 2000
                                                 ----------------------------------   -----------------------------
                                                 Shares            Amount             Shares          Amount
-------------------------------------------------------------------------------------------------------------------
Non-Service shares
------------------
Sold                                              65,052,746       $ 90,650,768        63,483,684     $ 129,978,876
Dividends and/or distributions reinvested         18,745,754         23,432,192        13,228,098        30,027,783
Redeemed                                         (69,407,411)       (97,608,301)      (57,285,689)     (116,423,755)
                                                 -----------       ------------       -----------     -------------
Net increase (decrease)                           14,391,089       $ 16,474,659        19,426,093     $  43,582,904
                                                 ===========       ============       ===========     =============

Service shares
--------------

Sold                                                   7,661       $     10,032                --     $          --
Dividends and/or distributions reinvested                 --                 --                --                --
Redeemed                                                  --                 --                --                --
                                                 -----------       ------------       -----------     -------------
Net increase (decrease)                                7,661       $     10,032                --     $          --
                                                 ===========       ============       ===========     =============


(1) Service shares are for the period from March 19, 2001 (inception of offering) to June 30, 2001

================================================================================

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2001, were $29,899,066 and $38,222,717, respectively.


                    Oppenheimer International Growth Fund/VA                  15

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. The annual fees are 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million. The Fund's management fee for the six months ended June 30, 2001, was an annualized rate of 1.00%.

--------------------------------------------------------------------------------

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.

--------------------------------------------------------------------------------

Distribution and Service Plan for Service Shares. The Fund has adopted a distribution and service plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Directors may increase that rate to no more than 0.25% per annum, without notification in advance. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

================================================================================

5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of June 30, 2001, the Fund has outstanding foreign currency contracts as follows:

                                            Expiration      Contract         Valuation as of   Unrealized     Unrealized
Contract Description                        Dates           Amounts (000s)   June 30, 2001     Appreciation   Depreciation
--------------------------------------------------------------------------------------------------------------------------
Contracts to Sell
British Pound Sterling (GBP)                7/2/01-7/3/01      497   GBP     $698,665          $1,649         $ --
Euro (EUR)                                  7/2/01-7/3/01      495   EUR      418,710           3,622          531
Japanese Yen (JPY)                                 7/2/01   34,962   JPY      280,325           1,628           --
Swiss Franc (CHF)                           7/2/01-7/3/01      160   CHF       88,884             185           86
                                                                                               ------         ----
Total Unrealized Appreciation and Depreciation                                                 $7,084         $617
                                                                                               ======         ====


16                  Oppenheimer International Growth Fund/VA

--------------------------------------------------------------------------------
Oppenheimer International Growth Fund/VA
--------------------------------------------------------------------------------

A Series of Panorama Series Fund, Inc.

================================================================================

Officers and Directors   James C. Swain, Director, CEO and Chairman of the Board
                         Bridget A. Macaskill, President
                         William L. Armstrong, Director
                         Robert G. Avis, Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         C. Howard Kast, Director
                         Robert M. Kirchner, Director
                         George Evans, Vice President
                         Andrew J. Donohue, Vice President and Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================

Investment Advisor       OppenheimerFunds, Inc.

================================================================================

Transfer Agent           OppenheimerFunds Services

================================================================================

Custodian of
Portfolio Securities     The Bank of New York

================================================================================

Independent Auditors     Deloitte & Touche LLP

================================================================================

Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

                         For more complete information about Oppenheimer International Growth Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

                        (C)Copyright 2001 OppenheimerFunds, Inc.
                        All rights reserved.


                    Oppenheimer International Growth Fund/VA                  17